BANK ACQUISITION	9 Months Ended
Sep. 30, 2014
BANK ACQUISITION [Abstract]
BANK ACQUISITION
NOTE 10 – BANK ACQUISITION

On March 18, 2014, the Company acquired Town Square Financial, the bank holding company for Town Square Bank in exchange for cash and shares of the Company’s common stock. Concurrent with the Company’s acquisition of Town Square Financial, Town Square Bank merged with and into Home Federal Savings and Loan Association, with Home Federal Savings and Loan Association as the surviving institution. Under the terms of the Merger Agreement, 55% of the outstanding shares of Town Square Financial common stock were converted into 2.3289 shares of Company common stock for each share of Town Square Financial common stock. Each of the remaining 45% of the outstanding shares of Town Square Financial common stock was exchanged for $33.86 in cash. Town Square Financial shareholders received approximately 557,621 shares of Company common stock and an aggregate of $6.6 million in cash. Town Square Financial was a registered bank holding company engaged in commercial banking and financial services through its wholly owned subsidiary, Town Square Bank, a Kentucky chartered bank headquartered in Ashland, Kentucky.

Subsequent to the consummation of the merger transaction, the Board of Directors of Home Federal Savings and Loan Association elected to amend the charter to change the Bank’s name from “Home Federal Savings and Loan Association” to “Town Square Bank.” The name change was effective as of June 25, 2014.

Town Square Bank’s business consisted primarily of accepting savings accounts and certificates of deposits from the general public and investing those deposits, together with funds generated from operations and borrowings, in first lien one-to-four family mortgage loans, commercial and multi-family real estate loans, commercial and industrial loans, consumer loans, consisting primarily of automobile loans, and construction loans. Town Square Bank also purchased investment securities consisting primarily of mortgage-backed securities issued by United States Government agencies and government-sponsored enterprises, and obligations of state and political subdivisions. Town Square Bank offered a variety of deposit accounts, including NOW and demand accounts, certificates of deposits, money market accounts and individual retirement accounts, as well as credit cards for both personal and business purposes. Town Square Bank had three branches located in Boyd County, Kentucky and one branch in Jessamine County, Kentucky, each of which were integrated into Home Federal Savings and Loan Association at the close of the merger transaction.

Acquisition costs of $1.3 million are included in the Company’s consolidated statement of income for the nine months ended September 30, 2014. The Company has determined that the acquisition constitutes a business combination as defined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations. Accordingly, the assets acquired and liabilities assumed are presented at their estimated fair values as required by the accounting guidance. Fair values were determined based on the requirements of ASC Topic 820, Fair Value Measurements.

In many cases, the determination of these fair values required management to make estimates about discount rates, future expected cash flows, market conditions and other future events which are highly subjective in nature and are subject to change. The assets acquired and liabilities assumed in the transaction are presented at estimated fair value on the acquisition date. These fair value estimates are considered preliminary, and are subject to change as additional information relative to acquisition date fair values becomes available. The Company has contracted with a third party service provider to assist management in analyzing and determining fair value of net assets acquired in the acquisition.  The Company has not received the final report from the third party service provider; therefore, we have not yet completed our evaluation of fair values.

Goodwill of $624,000 arising from the acquisition is attributable to significant operating scale and strong competitive positioning within the Kentucky market. The goodwill is not tax deductible. For United States federal income tax purposes, the acquisition qualified as a reorganization with the meaning of Section 368(a) of the Internal Revenue Code, which means, in general for United States federal income tax purposes, no gain or loss will be recognized by the Company or Town Square Financial as a result of the acquisition. The following table summarizes the consideration paid and the amount of assets acquired and liabilities assumed recognized at the acquisition date.

(in thousands)	March 18, 2014

Consideration
Stock Consideration	$7,836
Cash	6,635
Fair Value of Total Consideration Transferred	$14,471

Recognized amounts of identifiable assets acquired and liabilities assumed
Assets acquired
Cash and due from banks	$3,484
Federal funds sold	4,596
Securities available for sale	14,691
Restricted stock	968
Loans	118,126
Premises and equipment, net	2,349
Accrued interest receivable	480
Prepaid expenses and other assets	619
Deferred federal income taxes	1,803
Core deposit intangible	1,734
Total assets acquired	$148,850

Fair value of liabilities assumed
Deposits	117,050
Subordinated debenture and FHLB advances	17,649
Accrued interest payable	30
Other liabilities	274
Total liabilities assumed	135,003

Total identifiable net assets	$13,847

Goodwill	$624

Acquired loans have a contractual balance of approximately $124.7 million and the preliminary analysis results in expected cash flows totaling $121.2 million and an estimated fair value of $118.1 million.

The following is a description of the methods used to determine the fair values of significant assets and liabilities at the Acquisition Date presented above.

At the acquisition date, the Company recorded $112.9 million of loans without evidence of credit quality deterioration and $4.6 million of purchased credit-impaired loans subject to nonaccretable difference of $3.8 million. The acquired loans were deemed impaired at the acquisition date if the Company did not expect to receive all contractually required cash flows due to concerns about credit quality. Fair values for loans were based on discounted cash flow methodology that considered factors including the type of loan and related collateral, classification status, fixed or variable interest rate, term of loan and whether or not the loan was amortizing, and a discount rate reflecting current market rates for new originations of comparable loans adjusted for the risk inherent in the cash flow estimates. Certain loans that were determined to be collateral dependent were valued based on the fair value of the underlying collateral. These estimates were based on the most recently available real estate appraisals with certain adjustments made based on the type of property, age of appraisal, current status of the property and other related factors to estimate the current value of the collateral.

	Non-impaired	Credit-impaired
	Purchased	Purchased
(in thousands)	Loans	Loans
Real estate mortgage loans:
Residential:
1-4 Family	$39,995	$1,399
Multi-family	3,851	-
Construction	7,210	-
Farm	7,304	758
Nonresidential and land	26,013	2,523
Commercial non-mortgage loans	22,090	565
Consumer loans	6,257	161

Total loans	$112,720	$5,406

The composition of the acquired loans at March 18, 2014 follows:

	Contractual	Fair Value
(in thousands)	Amount	Adjustments	Fair Value
Real estate mortgage loans:
Residential:
1-4 Family	$42,885	$(1,491)	$41,394
Multi-family	3,887	(36)	3,851
Construction	7,253	(43)	7,210
Farm	8,416	(354)	8,062
Nonresidential and land	30,188	(1,652)	28,536
Commercial non-mortgage loans	25,610	(2,955)	22,655
Consumer loans	6,460	(42)	6,418

Total loans	$124,699	$(6,573)	$118,126

Loans purchased in the acquisition are accounted for using one of two following accounting standards:

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ASC Topic 310-20 is used to value loans that have not demonstrated post origination credit quality deterioration and the acquirer expect to collect all contractually required payments from the borrower. For these loans, the difference between fair value of the loan at acquisition and the amortized cost of the loan would be amortized or accreted into income using the interest method.

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ASC Topic 310-30 is used to value loans with post origination credit quality deterioration. For these loans, it is probable the acquirer will be unable to collect all contractually required payments from the borrower. Under ASC 310-30, the expected cash flows that exceed the initial investment in the loan (fair value) represent the “accretable yield,” which is recognized as interest income on a level-yield basis over the expected cash flow periods of the loans. The excess of the loan’s contractual principal and interest over the expected cash flows is the nonaccretable difference.

The following table presents the purchased loans that are included within the scope of ASC Topic 310-30, Loans and Debt Securities Acquired with Deteriorated Credit Quality as of March 19, 2014.

(in thousands)

Contractually-required principal and interest payments	$10,079
Non-Accretable difference	(3,763)
Accretable yield	(910)

Fair value of loans	$5,406

The following table presents pro forma information as if the Town Square Financial Corporation acquisition had occurred January 1, 2013.

	Three months ended		Nine months ended
	September 30,		September 30,
(in thousands, except per share data)	2014	2013	2014	2013

Net Interest Income	$4,009	$1,816	$12,409	$10,066

Net Income before tax	$1,666	$1,366	$3,963	$4,763
Tax (expense)	(583)	(478)	(1,387)	(1,667)

Net Income	$1,083	$888	$2,576	$3,096

Basic and diluted earnings per share	$0.30	$0.30	$0.76	$1.03

Since the acquisition date of March 18, 2014 through September 30, 2014, revenues and earnings recorded by the Company related to the acquired operations approximated $4.8 million and $1.3 million, respectively. To determine pro forma information, the Company adjusted its nine months ended September 30, 2014 and three and nine months ended September 30, 2013 historical results to include the historical results for Town Square Financial Corporation for the period January 1, 2014 to March 18, 2014 and the three and nine months ended September 30, 2013. These amounts were $129,000, $1.2 million and $345,000, respectively.

The pro forma adjustments include adjustments for interest income on loans and securities acquired, amortization of intangibles arising from the transaction, depreciation expense on property acquired, interest expense on deposits acquired and interest expense on subordinated debentures assumed and the related income tax effects.

Expenses related to the acquisition including professional fees and integration costs are also excluded from the period in which the amounts were recognized. During the three and nine months ended September 30, 2014 and 2013, acquisition related expenses amounted to $200,000, $1.4 million, $111,000 and $111,000, respectively.

The pro forma financial information is not necessarily indicative of the results of operations that would have occurred had the transactions been effected on the assumed dates.